Contact:

Dean J. Paranicas/Investor Relations - 201-847-7102
Charles A. Borgognoni/Corporate Communications - 201-847-6651


               BD ANNOUNCES RECORD FISCAL FOURTH QUARTER

                       AND FULL YEAR REVENUES

Franklin Lakes, NJ (November 6, 2002) - BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.077 billion for the fiscal fourth quarter ended September 30, 2002, an increase of 9 percent from the same period a year ago. For the full year, the Company reported record revenues of $4.033 billion, an 8 percent increase over a year ago.

Diluted earnings per share were 50 cents for the fourth quarter, which included a charge of $13 million before taxes (recorded in "Other Expense") reflecting the non-cash write-down of two equity investments resulting from a decline in market values. Excluding the charge, diluted earnings per share would have been 53 cents. Diluted earnings per share for the full year of $1.79 also included special charges recorded in the second and third quarters totaling 6 cents per share, relating to the previously-announced manufacturing restructuring in the BD Medical Systems segment.

Results for fiscal 2002 also reflected a 10 cent benefit from the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets." Fiscal 2001 diluted earnings per share were 49 cents for the fourth quarter and $1.49 for the full year, which included a charge in the amount of 14 cents per share for the cumulative effect of an accounting change recorded in connection with the Company's adoption of the Securities and Exchange Commission's Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements."

"Our strategies aimed at accelerating top line growth and driving productivity are working. Revenue and earnings growth represent the achievement of the full year performance objectives we had communicated to our shareholders at the beginning of the year," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "These results reflect solid revenue performance from all three business segments, and in particular from our growth drivers. Safety-engineered product sales grew 38 percent to $573 million, prefillable drug delivery devices enjoyed a year of mid-teens growth, and BD Biosciences closed the year strongly. Our strong cash flow continues to be driven by our ongoing efforts to achieve greater operational effectiveness and even stronger balance sheet productivity."

Segment Results

In the BD Medical Systems segment, worldwide revenues of $574 million increased 7 percent for the quarter. Included in these revenues were U.S. safety-engineered product sales of $103 million, versus $78 million in the prior year's quarter. Sales of safety-engineered products for the full year totaled $353 million, versus $253 million in the prior year. Also contributing to the growth of the segment were sales of prefillable drug delivery devices, which grew 9 percent in the quarter and 17 percent for the full year. The overall growth rate in the segment was partly offset by reduced sales of certain conventional devices in the U.S. due to the transition to safety-engineered devices.

In the BD Clinical Laboratory Solutions segment, worldwide revenues increased 11 percent for the quarter to $326 million. Revenue growth of 10 percent in the Preanalytical Solutions portion of the segment was due to U.S. safety-engineered product sales, which were $64 million, versus $50 million in the prior year's quarter. Sales of safety-engineered products for the full year totaled $220 million, versus $163 million in the prior year. The overall growth rate of the Preanalytical Solutions portion of the segment was partly offset by reduced sales of certain conventional devices in the U.S. due to the transition to safety-engineered devices. Also contributing to the segment's performance were worldwide sales of the Diagnostic Systems portion of the segment, which increased by 11 percent, driven by strong worldwide performance of its molecular diagnostic platform, BD ProbeTec ET'TM'.

In the BD Biosciences segment, worldwide revenues grew 14 percent to $177 million for the quarter. Revenue growth was driven by strong sales of flow cytometry instruments and reagents (Immunocytometry Systems), immunology/cell biology reagents (Pharmingen), and Discovery Labware products. Molecular biology reagent (Clontech) revenues of $18 million decreased by approximately $2 million versus the prior year's quarter due to continued weakness in some portions of the molecular biology market, largely due to softness in pharmaceutical/biotech research and development spending, and a shift in pharmaceutical focus from early stage drug target identification to later stage drug development. BD Biosciences has refocused the Clontech research and development efforts toward producing a product portfolio aligned with changing customer focus, and has streamlined operations.

Geographic Results

On a geographic basis, fourth quarter revenues in the U.S. increased 8 percent to $590 million. Revenues outside the U.S. of $487 million grew 10 percent, or 7 percent at constant foreign exchange rates. For the full year, revenues in the U.S. increased 8 percent to $2.173 billion. Revenues of $1.860 billion outside the U.S. increased by 8 percent, or 9 percent at constant foreign exchange rates.

Fiscal 2003 Outlook

The Company confirmed its estimate of approximately $2.07 for diluted earnings per share in fiscal 2003. The Company also indicated that it estimates first quarter diluted earnings per share would approximate 39 cents. Included in first quarter estimated diluted earnings per share are approximately 2 cents of incremental costs associated with the anticipated U.S. launch of the Company's blood glucose monitoring product.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products.

                                       ***

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; the Company's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in the Company's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in the Company's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

                                       ***

BD's news releases can be found on its website at www.bd.com or through Business Wire at www.businesswire.com. A conference call with analysts regarding this news release will be broadcast live on BD's website at 8:30 a.m. EST Thursday, November 7, 2002. The conference call will be available for playback on BD's website or at 1-888-562-0218 (domestic) and 1-402-998-1407 (international) through the close of business on November 14, 2002.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                               Three Months Ended September 30,
                                              2002            2001      % Change
----------------------------------------------------------------------------------
REVENUES                                   $1,076,692        $987,525         9.0
Cost of products sold                         546,703         497,745         9.8
Selling and administrative                    282,232         257,383         9.7
Research and development                       55,598          51,505         7.9
----------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                             884,533         806,633         9.7
----------------------------------------------------------------------------------
OPERATING INCOME                              192,159         180,892         6.2
Interest expense, net                          (6,216)         (7,697)      (19.2)
Other (expense) income, net                   (13,959)             30         NM
----------------------------------------------------------------------------------
INCOME BEFORE
     INCOME TAXES                             171,984         173,225        (0.7)
Income tax provision                           40,588          40,815        (0.6)
----------------------------------------------------------------------------------
NET INCOME                                 $  131,396        $132,410        (0.8)
----------------------------------------------------------------------------------
EARNINGS PER SHARE
     Basic                                 $     0.51        $   0.51           -
     Diluted                               $     0.50        $   0.49         2.0
----------------------------------------------------------------------------------
AVERAGE SHARES OUTSTANDING
     Basic                                    256,376         258,952
     Diluted                                  264,091         270,376
----------------------------------------------------------------------------------

NM - Not Meaningful

See Note to Consolidated Income Statements.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                              Twelve Months Ended September 30,
                                              2002            2001      % Change
----------------------------------------------------------------------------------
REVENUES                                   $4,033,069      $3,746,182         7.7
Cost of products sold                       2,083,669       1,913,292         8.9
Selling and administrative                  1,032,043         983,296         5.0
Research and development                      220,186         211,834         3.9
Special charges                                21,508               -          NM
----------------------------------------------------------------------------------
TOTAL OPERATING COSTS
  AND EXPENSES                              3,357,406       3,108,422         8.0
----------------------------------------------------------------------------------
OPERATING INCOME                              675,663         637,760         5.9
Interest expense, net                         (33,304)        (55,414)      (39.9)
Other expense, net                            (13,770)         (5,596)         NM
----------------------------------------------------------------------------------
INCOME BEFORE
  INCOME TAXES                                628,589         576,750         9.0
Income tax provision                          148,607         138,348         7.4
----------------------------------------------------------------------------------
INCOME BEFORE
  CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING
  PRINCIPLE, NET OF TAX                       479,982         438,402         9.5
Cumulative effect, net of tax                       -         (36,750)         NM
----------------------------------------------------------------------------------
NET INCOME                                 $  479,982      $  401,652        19.5
----------------------------------------------------------------------------------
BASIC EARNINGS PER SHARE
Before Cumulative Effect                   $     1.85      $     1.69         9.5
Cumulative Effect                                   -           (0.14)         NM
----------------------------------------------------------------------------------
Basic Earnings Per Share                   $     1.85      $     1.55          NM
----------------------------------------------------------------------------------
DILUTED EARNINGS PER SHARE
Before Cumulative Effect                   $     1.79      $     1.63         9.8
Cumulative Effect                                   -           (0.14)         NM
----------------------------------------------------------------------------------
Diluted Earnings Per Share                 $     1.79      $     1.49          NM
----------------------------------------------------------------------------------
AVERAGE SHARES OUTSTANDING
     Basic                                    258,016         257,128
     Diluted                                  268,183         268,833
----------------------------------------------------------------------------------

NM - Not Meaningful

See Note to Consolidated Income Statements.

BECTON DICKINSON AND COMPANY
NOTE TO CONSOLIDATED INCOME STATEMENTS
Twelve Months Ended September 30, 2002

Fiscal 2002 revenues included hedging costs of approximately $3.6 million for the fourth quarter and $10.6 million for the twelve months, compared with $1.3 million and $9.9 million, respectively, in fiscal 2001. These costs related to BD's purchased option contracts to hedge a portion of its anticipated sales from the United States to non-U.S. customers. Hedging costs of approximately $8.1 million for the first six months of fiscal 2001 were recorded in Other Expense under previous accounting guidance. This amount has been reclassed to revenues. Also included in revenues were losses on forward contracts of approximately $0.9 million for the fourth quarter and net gains on purchased option and forward contracts of approximately $3.5 million for the twelve months, compared with gains of $4.2 million and $12.4 million, respectively, in fiscal 2001.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                              Three Months Ended September 30,
                                              2002            2001      % Change
                                       -------------------------------------------
MEDICAL SYSTEMS
   United States                           $  300,433      $  281,652         6.7
   International                              273,351         255,643         6.9
----------------------------------------------------------------------------------
TOTAL                                      $  573,784      $  537,295         6.8
----------------------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   United States                           $  194,747      $  175,719        10.8
   International                              131,136         119,306         9.9
----------------------------------------------------------------------------------
TOTAL                                      $  325,883      $  295,025        10.5
----------------------------------------------------------------------------------
BIOSCIENCES
   United States                           $   94,574      $   87,878         7.6
   International                               82,451          67,327        22.5
----------------------------------------------------------------------------------
TOTAL                                      $  177,025      $  155,205        14.1
----------------------------------------------------------------------------------
TOTAL REVENUES
   United States                           $  589,754      $  545,249         8.2
   International                              486,938         442,276        10.1
----------------------------------------------------------------------------------
TOTAL                                      $1,076,692      $  987,525         9.0
----------------------------------------------------------------------------------

                                             Twelve Months Ended September 30,
                                              2002            2001       % Change
                                       -------------------------------------------
MEDICAL SYSTEMS
   United States                           $1,092,428      $1,007,601         8.4
   International                            1,058,946         997,025         6.2
----------------------------------------------------------------------------------
TOTAL                                      $2,151,374      $2,004,626         7.3
----------------------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   United States                           $  735,613      $  679,880         8.2
   International                              500,706         471,637         6.2
----------------------------------------------------------------------------------
TOTAL                                      $1,236,319      $1,151,517         7.4
----------------------------------------------------------------------------------
BIOSCIENCES
   United States                           $  344,853      $  329,042         4.8
   International                              300,523         260,997        15.1
----------------------------------------------------------------------------------
TOTAL                                      $  645,376      $  590,039         9.4
----------------------------------------------------------------------------------
TOTAL REVENUES
   United States                           $2,172,894      $2,016,523         7.8
   International                            1,860,175       1,729,659         7.5
----------------------------------------------------------------------------------
TOTAL                                      $4,033,069      $3,746,182         7.7
----------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended September 30,
(Unaudited; Amounts in thousands)

                                                         United States
                                       -------------------------------------------
                                              2002            2001       % Change
                                       -------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical                          $199,340        $178,590        11.6
   Consumer Health Care                        75,295          77,349        (2.7)
   Pharmaceutical Systems                      20,295          19,142         6.0
   Ophthalmic Systems                           5,503           6,571       (16.3)
----------------------------------------------------------------------------------
TOTAL                                        $300,433        $281,652         6.7
----------------------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                   $106,364        $ 95,734        11.1
   Diagnostic Systems                          88,383          79,985        10.5
----------------------------------------------------------------------------------
TOTAL                                        $194,747        $175,719        10.8
----------------------------------------------------------------------------------
BIOSCIENCES
   Discovery Labware                           27,050          22,859        18.3
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                            36,249          33,584         7.9
      Molecular Biology Reagents               12,960          15,298       (15.3)
      Immunology/Cell Biology Reagents         18,315          16,137        13.5
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents            67,524          65,019         3.9
----------------------------------------------------------------------------------
TOTAL                                        $ 94,574        $ 87,878         7.6
----------------------------------------------------------------------------------
TOTAL UNITED STATES                          $589,754        $545,249         8.2
----------------------------------------------------------------------------------

                                                        International
                                       -------------------------------------------
                                              2002            2001       % Change
                                       -------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical                          $153,184        $146,435         4.6
   Consumer Health Care                        48,236          44,804         7.7
   Pharmaceutical Systems                      64,448          58,300        10.5
   Ophthalmic Systems                           7,483           6,104        22.6
----------------------------------------------------------------------------------
TOTAL                                        $273,351        $255,643         6.9
----------------------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                   $ 64,910        $ 60,355         7.5
   Diagnostic Systems                          66,226          58,951        12.3
----------------------------------------------------------------------------------
TOTAL                                        $131,136        $119,306         9.9
----------------------------------------------------------------------------------
BIOSCIENCES
   Discovery Labware                           18,662          16,339        14.2
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                            46,787          37,752        23.9
      Molecular Biology Reagents                5,083           4,382        16.0
      Immunology/Cell Biology Reagents         11,919           8,854        34.6
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents            63,789          50,988        25.1
----------------------------------------------------------------------------------
TOTAL                                        $ 82,451        $ 67,327        22.5
----------------------------------------------------------------------------------
TOTAL INTERNATIONAL                          $486,938        $442,276        10.1
----------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

                                                             Total
                                       -------------------------------------------
                                              2002            2001       % Change
                                       -------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical                        $  352,524      $  325,025         8.5
   Consumer Health Care                       123,531         122,153         1.1
   Pharmaceutical Systems                      84,743          77,442         9.4
   Ophthalmic Systems                          12,986          12,675         2.5
----------------------------------------------------------------------------------
TOTAL                                      $  573,784      $  537,295         6.8
----------------------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                 $  171,274      $  156,089         9.7
   Diagnostic Systems                         154,609         138,936        11.3
----------------------------------------------------------------------------------
TOTAL                                      $  325,883      $  295,025        10.5
----------------------------------------------------------------------------------
BIOSCIENCES
   Discovery Labware                           45,712          39,198        16.6
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                            83,036          71,336        16.4
      Molecular Biology Reagents               18,043          19,680        (8.3)
      Immunology/Cell Biology Reagents         30,234          24,991        21.0
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents           131,313         116,007        13.2
----------------------------------------------------------------------------------
TOTAL                                      $  177,025      $  155,205        14.1
----------------------------------------------------------------------------------
TOTAL REVENUES                             $1,076,692      $  987,525         9.0
----------------------------------------------------------------------------------


                                             FX Neutral % Growth
                                       -------------------------------
                                        International       Total
                                       --------------- ---------------
MEDICAL SYSTEMS
   Medical Surgical                               3.5             8.0
   Consumer Health Care                           5.5             0.3
   Pharmaceutical Systems                         2.1             3.1
   Ophthalmic Systems                            17.5               -
----------------------------------------------------------------------
TOTAL                                             3.9             5.3
----------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                        3.3             8.1
   Diagnostic Systems                             9.8            10.2
----------------------------------------------------------------------
TOTAL                                             6.5             9.1
----------------------------------------------------------------------
BIOSCIENCES
   Discovery Labware                             11.3            15.4
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                              19.8            14.2
      Molecular Biology Reagents                  6.9           (10.3)
      Immunology/Cell Biology Reagents           25.9            17.9
----------------------------------------------------------------------
   Total Immunocytometry & Reagents              19.8            10.8
----------------------------------------------------------------------
TOTAL                                            17.7            12.0
----------------------------------------------------------------------
TOTAL                                             6.7             7.5
----------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Twelve Months Ended September 30,
(Unaudited; Amounts in thousands)

                                                        United States
                                       -------------------------------------------
                                              2002            2001       % Change
                                       -------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical                        $  720,593      $  630,666        14.3
   Consumer Health Care                       275,643         291,371        (5.4)
   Pharmaceutical Systems                      71,122          57,606        23.5
   Ophthalmic Systems                          25,070          27,958       (10.3)
----------------------------------------------------------------------------------
TOTAL                                      $1,092,428      $1,007,601         8.4
----------------------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                 $  383,482      $  345,699        10.9
   Diagnostic Systems                         352,131         334,181         5.4
----------------------------------------------------------------------------------
TOTAL                                      $  735,613      $  679,880         8.2
----------------------------------------------------------------------------------
BIOSCIENCES
   Discovery Labware                           99,595          89,828        10.9
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                           124,327         119,929         3.7
      Molecular Biology Reagents               54,203          60,707       (10.7)
      Immunology/Cell Biology Reagents         66,728          58,578        13.9
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents           245,258         239,214         2.5
----------------------------------------------------------------------------------
TOTAL                                      $  344,853      $  329,042         4.8
----------------------------------------------------------------------------------
TOTAL UNITED STATES                        $2,172,894      $2,016,523         7.8
----------------------------------------------------------------------------------

                                                        International
                                       -------------------------------------------
                                              2002            2001       % Change
                                       -------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical                        $  591,782      $  567,845         4.2
   Consumer Health Care                       185,036         185,511        (0.3)
   Pharmaceutical Systems                     255,224         220,703        15.6
   Ophthalmic Systems                          26,904          22,966        17.1
----------------------------------------------------------------------------------
TOTAL                                      $1,058,946      $  997,025         6.2
----------------------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                 $  253,712      $  238,578         6.3
   Diagnostic Systems                         246,994         233,059         6.0
----------------------------------------------------------------------------------
TOTAL                                      $  500,706      $  471,637         6.2
----------------------------------------------------------------------------------
BIOSCIENCES
   Discovery Labware                           68,228          61,463        11.0
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                           170,391         145,436        17.2
      Molecular Biology Reagents               18,507          17,900         3.4
      Immunology/Cell Biology Reagents         43,397          36,198        19.9
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents           232,295         199,534        16.4
----------------------------------------------------------------------------------
TOTAL                                      $  300,523      $  260,997        15.1
----------------------------------------------------------------------------------
TOTAL INTERNATIONAL                        $1,860,175      $1,729,659         7.5
----------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Twelve Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

                                                             Total
                                       -------------------------------------------
                                              2002            2001       % Change
                                       -------------------------------------------
MEDICAL SYSTEMS
   Medical Surgical                        $1,312,375      $1,198,511         9.5
   Consumer Health Care                       460,679         476,882        (3.4)
   Pharmaceutical Systems                     326,346         278,309        17.3
   Ophthalmic Systems                          51,974          50,924         2.1
----------------------------------------------------------------------------------
TOTAL                                      $2,151,374      $2,004,626         7.3
----------------------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                 $  637,194      $  584,277         9.1
   Diagnostic Systems                         599,125         567,240         5.6
----------------------------------------------------------------------------------
TOTAL                                      $1,236,319      $1,151,517         7.4
----------------------------------------------------------------------------------
BIOSCIENCES
   Discovery Labware                          167,823         151,291        10.9
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                           294,718         265,365        11.1
      Molecular Biology Reagents               72,710          78,607        (7.5)
      Immunology/Cell Biology Reagents        110,125          94,776        16.2
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents           477,553         438,748         8.8
----------------------------------------------------------------------------------
TOTAL                                      $  645,376      $  590,039         9.4
----------------------------------------------------------------------------------
TOTAL REVENUES                             $4,033,069      $3,746,182         7.7
----------------------------------------------------------------------------------


                                            FX Neutral % Growth
                                       -------------------------------
                                       International       Total
                                       --------------- ---------------
MEDICAL SYSTEMS
   Medical Surgical                               6.3            10.5
   Consumer Health Care                           1.1            (2.9)
   Pharmaceutical Systems                        14.2            16.1
   Ophthalmic Systems                            17.5             2.2
----------------------------------------------------------------------
TOTAL                                             7.3             7.9
----------------------------------------------------------------------
CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                        6.6             9.2
   Diagnostic Systems                             7.9             6.4
----------------------------------------------------------------------
TOTAL                                             7.3             7.8
----------------------------------------------------------------------
BIOSCIENCES
   Discovery Labware                             13.4            11.9
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                              18.3            11.7
      Molecular Biology Reagents                  1.1            (8.0)
      Immunology/Cell Biology Reagents           19.2            15.9
----------------------------------------------------------------------
   Total Immunocytometry & Reagents              17.0             9.1
----------------------------------------------------------------------
TOTAL                                            16.1             9.8
----------------------------------------------------------------------
TOTAL                                             8.6             8.2
----------------------------------------------------------------------